[GRAPHIC OMITTED]

                            SMITH BARNEY
                                TELECOMMUNICATIONS
                                     INCOME FUND

                                                             -----------------
                                                             ANNUAL REPORT

                                                             DECEMBER 31, 1999
                                                             -----------------

             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

Smith Barney                            [PHOTO]             [PHOTO]
Telecommunications
Income Fund                             HEATH B.            ROBERT E.
                                        MCLENDON            SWAB

                                        Chairman            Vice President and
                                                            Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the year ended December 31, 1999 for the Smith Barney Telecommunications Income Fund ("Fund"). In this report, we review the factors that contributed to the Fund's performance during the reporting period and discuss our outlook for the Bell operating companies that currently represent approximately 80% of the Fund's holdings. Any discussion of the Fund's holdings is as of December 31, 1999. Please refer to page six for a list of the Fund's holdings. We hope you find this report to be informative and useful.

Market and Performance Update

As you know, the Fund's main objective is to provide shareholders with a consistent level of dividend income. Capital appreciation is a secondary objective. For the year ended December 31, 1999, the Fund returned 12.18%, without the effects of sales charges. In comparison the Standard and Poor's 500 Index ("S&P 500 Index") returned 21.03% over the same period. (The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks.)

Fund performance was influenced significantly by its concentrated holdings in the Regional Bell Operating Companies ("RBOCs"), which currently represents approximately 80% of the Fund's investments. In this section, we provide a general overview of recent events affecting the RBOCs and the ongoing consolidation of the telecommunications industry.

The Telecommunications Act of 1996 has transformed the telecommunications industry in the past few years. As outlined in the Act, the deregulation of the telecommunications industry has opened the door to greater competition in areas such as long distance and the local phone exchange business. However, we believe that the long-term strategic goal of the largest telecommunications companies, including the RBOCs, is to provide customers not only with quality long distance and local services, but a bundle of technology services including voice, video, Internet and data.


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Smith Barney Telecommunications Income Fund                                    1

In order to stay competitive and achieve this goal, the RBOCs have either merged, entered merger discussions or have formed strategic alliances. For example, SBC Communications Inc. ("SBC") much anticipated acquisition of Ameritech was completed in October 1999. In our opinion, this acquisition transformed SBC from a regional telephone company to a full-service telecommunications provider with an international presence.

Bell Atlantic Corp. is in the process of merging with GTE. This corporate combination will create the second largest U.S. telephone company offering long distance, wireless and data services. Finally, pending state and federal regulatory approvals, U.S. West Communications Inc. is expected to join Qwest Communications International, Inc., a developer and operator of telecommunications networks and facilities later this year. U.S. West Communications Inc. is now aggressively expanding its presence in the data and Internet service areas. Some investment professionals think that these major telecommunications combinations should continue until only a handful of huge telephone companies remain and dominate all aspects of the telecommunication industry.

Although the majority of the Fund's investments are in the "Baby Bells," the remaining 20% are invested in Vodafone AirTouch PLC, the result of a June 1999 merger that took place between Vodafone Group PLC, a UK-based mobile telecommunications company, and AirTouch Communications, a wireless telecommunications company providing cellular services. In our opinion, this successful transaction is further evidence of the potential for future global integration of the telecommunications industry.

Market Outlook

As telecommunications service industry revenues are currently growing at a 10% annual rate, we remain optimistic about the prospects for the Bell operating companies. In fact, data and wireless services, two areas several of the RBOCs have recently added to their offerings, are now contributing close to 70% of the industry's revenue growth.

We believe that the trend toward greater industry consolidation should continue and that, in turn, may translate into more takeovers, further cost cutting and more efficiency. All of these trends should increase profitability. In addition, we think that valuation levels for select telecommunications companies look attractive compared to other sectors of the stock market.


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

Lastly, although no guarantees can be made, we expect the RBOCs to continue to offer a degree of stability for more conservative investors concerned about ongoing stock market volatility. It is also worth noting that many RBOCs still offer attractive dividends, a scarce commodity in this growth-oriented stock market.

Thank you for investing in the Smith Barney Telecommunications Income Fund. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,


/s/ Heath B. McLendon                    /s/ Robert E. Swab

Heath B. McLendon                        Robert E. Swab
Chairman                                 Vice President and
                                         Investment Officer

January 15, 2000


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Smith Barney Telecommunications Income Fund                                    3

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                  Net Asset Value
                ---------------------
                Beginning       End        Income     Capital Gain     Return      Total
Year Ended       of Year      of Year     Dividends   Distributions  of Capital  Returns+
=========================================================================================
12/31/99         $176.20     $177.27      $ 1.78       $ 18.13        $ 0.00       12.18%
-----------------------------------------------------------------------------------------
12/31/98          134.06      176.20        2.22         22.08          0.00       53.72
-----------------------------------------------------------------------------------------
12/31/97          104.62      134.06        2.83         13.61          0.00       45.11
-----------------------------------------------------------------------------------------
12/31/96          119.69      104.62        3.12          9.72          0.00       (1.45)
-----------------------------------------------------------------------------------------
12/31/95           95.62      119.69        3.58         11.50          0.00       42.93
-----------------------------------------------------------------------------------------
12/31/94          107.62       95.62        4.05          6.06          0.00       (1.83)
-----------------------------------------------------------------------------------------
12/31/93          102.67      107.62        4.42          6.87          0.00       16.00
-----------------------------------------------------------------------------------------
12/31/92          110.75      102.67        4.55         15.23          0.00       10.89
-----------------------------------------------------------------------------------------
12/31/91          129.06      110.75        6.05         14.62          1.18        3.30
-----------------------------------------------------------------------------------------
12/31/90          140.93      129.06        5.79          3.20          0.00       (1.80)
=========================================================================================
Total                                     $38.39       $121.02         $1.18
=========================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, twice a year.

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

================================================================================
Year Ended 12/31/99                                                     12.18%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99                                               28.66
--------------------------------------------------------------------------------
Ten Years Ended 12/31/99                                                16.27
--------------------------------------------------------------------------------
1/1/84* through 12/31/99                                                19.12
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return+
--------------------------------------------------------------------------------

================================================================================
12/31/89 through 12/31/99                                              351.54%
================================================================================

+ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value.
*     Commencement of operations.


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                          Growth of $10,000 Invested in
               the Smith Barney Telecommunications Income Fund vs.
        Standard & Poor's 500 Index and Lipper Equity Income Fund Index+
--------------------------------------------------------------------------------

                         December 1989 -- December 1999

                             [PLOT POINTS TO COME]

+ Hypothetical illustration of $10,000 invested in the Smith Barney Telecommunications Income Fund on December 31, 1989, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 1999. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include reinvestment of dividends. The Lipper Equity Income Fund Index is a net asset value weighted index of the 30 largest funds in the Equity Income category. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


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Smith Barney Telecommunications Income Fund                                    5

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1999
--------------------------------------------------------------------------------

     SHARES                         SECURITY                             VALUE
================================================================================
COMMON STOCK -- 100%
Telecommunications
     291,580  Bell Atlantic Corp.                                  $ 17,950,394
     378,888  Bellsouth Corp.                                        17,736,695
     616,718  SBC Communications Inc.                                30,065,002
     146,858  U.S. West Communications Inc.                          10,573,776
     411,090  Vodafone AirTouch PLC                                  20,348,955
--------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100%
              Cost -- $9,280,353*)                                  $96,674,822
================================================================================
*     Aggregate cost for Federal income tax purposes is $6,265,829.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
   Investments at value (Cost -- $9,280,353*)                      $ 96,674,822
   Receivable for securities sold                                       146,455
   Dividends and interest receivable                                     48,303
   Receivable for fund shares sold                                           40
--------------------------------------------------------------------------------
   Total Assets                                                      96,869,620
--------------------------------------------------------------------------------
LIABILITIES:
   Payable to bank                                                      137,413
   Investment advisory fee payable                                       64,049
   Payable for fund shares reaquired                                     18,895
   Administration fee payable                                            15,193
   Accrued expenses                                                      38,893
--------------------------------------------------------------------------------
   Total Liabilities                                                    274,443
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 96,595,177
================================================================================
NET ASSETS:
   Par value of capital shares                                     $        545
   Capital paid in excess of par value                                6,629,278
   Overdistributed net investment income                                 (2,181)
   Accumulated net realized gain on security transactions             2,573,066
   Net unrealized appreciation of investments                        87,394,469
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 96,595,177
================================================================================
Shares Outstanding                                                      544,910
--------------------------------------------------------------------------------
Net Asset Value, per share (and redemption price)                       $177.27
================================================================================
*     Aggregate cost for Federal income tax purposes is $6,265,829.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Telecommunications Income Fund                                    7

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends                                                         $ 1,758,485
   Interest                                                                5,210
--------------------------------------------------------------------------------
   Total Investment Income                                             1,763,695
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2)                                     536,983
   Administration fees (Note 2)                                          195,267
   Audit and legal fees                                                   43,047
   Shareholder and system servicing fees                                  34,672
   Custody                                                                23,678
   Trustees' fees                                                         15,579
   Shareholder communication fees                                         10,722
   Other                                                                   6,300
--------------------------------------------------------------------------------
   Total Expenses                                                        866,248
--------------------------------------------------------------------------------
Net Investment Income                                                    897,447
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                               9,498,836
     Cost of securities sold                                             704,294
--------------------------------------------------------------------------------
   Net Realized Gain                                                   8,794,542
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of Year                                                85,789,366
     End of Year                                                      87,394,469
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                             1,605,103
--------------------------------------------------------------------------------
Net Gain on Investments                                               10,399,645
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $11,297,092
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                       1999             1998
================================================================================
OPERATIONS:
  Net investment income                           $    897,447     $  1,213,027
  Net realized gain+                                 8,794,542        9,998,888
  Increase in net unrealized appreciation            1,605,103       24,613,883
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations            11,297,092       35,825,798
--------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income                               (920,534)      (1,189,940)
  Net realized gains                                (9,707,861)     (11,691,275)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                  (10,628,395)     (12,881,215)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net asset value of shares issued
    for reinvestment of dividends                    4,799,292        5,413,986
  Cost of shares reacquired                         (5,326,023)      (5,178,814)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                           (526,731)         235,172
--------------------------------------------------------------------------------
Increase in Net Assets                                 141,966       23,179,755

NET ASSETS:
  Beginning of year                                 96,453,211       73,273,456
--------------------------------------------------------------------------------
  End of year*                                    $ 96,595,177     $ 96,453,211
================================================================================
* Includes undistributed (overdistributed)
    net investment income of:                          $(2,181)         $20,906
================================================================================
+ Net realized gains for Federal income tax purposes are $8,852,060 and $10,292,661, for the years ended December 31, 1999 and 1998, respectively.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Telecommunications Income Fund                                    9

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Telecommunications Income Fund ("Fund"), an investment fund of the Smith Barney Telecommunications Trust ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. Shares of the Fund are not currently offered for sale to new investors.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported are valued at current quoted bid prices; securities, other than U.S. government agencies and obligations, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated using the average-cost method for financial reporting purposes and the specific identification method for tax purposes; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999 reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Trust. The Fund pays SSBC an investment advisory


--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the administrator of the Trust for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets of each fund. This fee is calculated daily and paid monthly.

Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by Private Trust. During the period October 1, 1999 through December 31, 1999, the Fund paid transfer agent fees of $4,886 to Private Trust.

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                                     --
--------------------------------------------------------------------------------
Sales                                                                $ 9,498,836
================================================================================

At December 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                        $90,408,993
Gross unrealized depreciation                                                 --
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $90,408,993
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


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Smith Barney Telecommunications Income Fund                                   11

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5. Shares of beneficial interest

At December 31, 1999, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of the Fund were as follows:

                                        Year Ended              Year Ended
                                     December 31, 1999       December 31, 1998
================================================================================
Shares issued on reinvestment             26,863                   36,069
Shares reacquired                        (29,350)                 (35,263)
--------------------------------------------------------------------------------
Net Increase (Decrease)                   (2,487)                     806
================================================================================

6. Concentration of Risk

Because the Fund concentrates its investments in one industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broader range of investment alternatives. The economic and business cycle risks associated with the concentration of the Fund in only one industry could mean that adverse conditions could substantially impact the income earned by the Fund and the value of the Fund's holdings.


--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

Trustees

Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank G. Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller

John F. White, Emeritus


Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Robert E. Swab
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary


Investment Adviser

SSBC Fund Management Inc.


Administrator

SSB Citi Fund Management LLC


Distributor

CFBDS, Inc.


Custodian

PNCBank, N.A.


Transfer Agent

Smith Barney Private Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013


Sub-Transfer Agent

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of shareholders of Smith Barney Telecommunications Income Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Telecommunications
Income Fund
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD0321 2/00